EQUITY METHOD INVESTMENT	12 Months Ended
Dec. 31, 2020
EQUITY METHOD INVESTMENT
EQUITY METHOD INVESTMENT

12. EQUITY METHOD INVESTMENT

Assure Networks, LLC holds various interests in PEs that are accounted for under the equity method of accounting. Under the equity method, the investment is initially recorded at cost and the carrying value is adjusted thereafter to include the Company’s pro rata share of earnings or loss of the investee. The amount of the adjustment is included in the determination of the Company’s net income and the investment account is also adjusted for any profit distributions received or receivable from an investee. The table below details the activity from equity method investments for the years ended December 31, 2020 and 2019 (stated in thousands).

Balance, December 31, 2018	$2,256
Share of earnings	1,305
Distributions	(979)
Acquisition	(222)
Balance, December 31, 2019	$2,360
Share of losses	(1,194)
Distributions	(558)
Balance, December 31, 2020	$608